Virtus Institutional Bond Fund,

a series of Virtus Institutional Trust

Supplement dated March 12, 2010 to the

Prospectus dated May 1, 2009, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective March 15, 2010, the Virtus Institutional Bond Fund has changed its dividend frequency to monthly. Accordingly, the first sentence under the heading “Tax Status of Distributions” on page 23 of the Fund’s statutory prospectus is revised to read: “The fund plans to make distributions from net investment income monthly and to distribute net realized capital gains, if any, at least annually.”

Investors should retain this supplement with the

Prospectus for future reference.

VInsT 8002/InstBondDivFreq (3/10)